CAPITAL ONE, N.A. – LOAN NO.

PROMISSORY NOTE

$7,200,000.00 APRIL 8, 2011

FOR VALUE RECEIVED, G&E HC REIT II MUSKOGEE LTACH, LLC, a Delaware limited liability company (“Borrower”), unconditionally promises to pay to the order of CAPITAL ONE, N.A., a national association (together with its successors and assigns, “Lender”), without setoff, at its offices at 600 N. Pearl Street, Suite 2500, Dallas (Dallas County), TX 75201, or at such other place as may be designated by Lender, the principal amount of SEVEN MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($7,200,000.00), or so much thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate (the “Rate”), and in accordance with the payment schedule indicated below. This PROMISSORY NOTE (this “Note”) is executed pursuant to and evidences the Loan funded by Lender pursuant to that certain LETTER LOAN AGREEMENT, dated as of even date herewith between Borrower and Lender (as the same may be amended, supplemented, renewed or extended from time to time, the “Loan Agreement”), and secured by that certain MORTGAGE AND SECURITY AGREEMENT AND UCC FINANCING STATEMENT FOR FIXTURE FILING dated as of even date herewith, executed by Borrower in favor of Lender (as the same may be amended, supplemented, renewed or extended from time to time, the “Mortgage”), to which reference is made for a statement of the collateral, rights and obligations of Borrower and Lender in relation thereto; but neither this reference to the Loan Agreement or the Mortgage nor any provision thereof shall affect or impair the absolute and unconditional obligation of Borrower to pay unpaid principal of and interest on this Note when due. Capitalized terms not otherwise defined herein shall have the same meanings as in the Mortgage and the Loan Agreement, and the term “swap agreement” means any agreement described in Section 1.1(n)(ii) of the Mortgage.

1. Rate. Prior to the Maturity Date, and so long as a swap agreement between Borrower and Lender or any affiliate of Lender is in effect, the Rate shall be the LESSER of (a) the MAXIMUM RATE, or (b) TWO AND FOUR-TENTHS OF ONE PERCENT (2.40%) plus the LIBO RATE. Notwithstanding anything herein to the contrary, at any time a swap agreement is not in effect, the LIBO Rate shall be subject to a floor of ONE AND ONE-HALF OF ONE PERCENT (1.50%). From after the Maturity Date, the rate shall be equal to the Maturity Rate. The Rate is subject to change from time to time based on changes in the London Inter-Bank Offered Rate (“LIBO Rate”) for United States Dollars established by the British Bankers Association for interest periods of ONE (1) month. Lender will tell Borrower the current LIBO Rate upon Borrower’s request. Borrower understands that Lender may make loans based on other rates as well. If the LIBO Rate referenced in the preceding sentences is not available, the Rate will be determined by Lender. The LIBO Rate shall be adjusted from time to time in Lender’s sole discretion for then applicable reserve requirements, deposit insurance assessment rates, marginal emergency, supplemental, special and other reserve percentages, and other regulatory costs. Notwithstanding any provision of this Note or any other agreement or commitment between Borrower and Lender, whether written or oral, express or implied, Lender shall never be entitled to charge, receive or collect, nor shall amounts received hereunder be credited so that Lender shall be paid, as interest a sum greater than interest at the Maximum Rate. It is the intention of the parties that this Note, and all instruments securing the payment of this Note or executed or delivered in connection therewith, shall comply with applicable law. If Lender ever contracts for, charges, receives or collects anything of value which is deemed to be interest under applicable law, and if the occurrence of any circumstance or contingency, whether acceleration of maturity of this Note, prepayment of this Note, delay in advancing proceeds of this Note or any other event, should cause such interest to exceed the maximum lawful amount, any amount which exceeds interest at the Maximum Rate shall be applied to the reduction of the unpaid principal balance of this Note or any other indebtedness owed to Lender by Borrower, and if this Note and such other indebtedness are paid in full, any remaining excess shall be paid to Borrower. In determining whether the interest exceeds interest at the Maximum Rate, the total amount of interest shall be spread, prorated and amortized throughout the entire term of this Note until its payment in full. The term “Maximum Rate” as used in this Note means the maximum nonusurious rate of interest per annum permitted by whichever of applicable United States federal law or Texas law permits the higher interest rate, including to the extent permitted by applicable law, any amendments thereof hereafter or any new law hereafter coming into effect to the extent a higher Maximum Rate is permitted thereby. If at any time the Rate shall exceed the Maximum Rate, the Rate shall be automatically limited to the Maximum Rate until the total amount of interest accrued hereunder equals the amount of interest which would have accrued if there had been no limitation to the Maximum Rate. To the extent, if any, that Chapter 303 of the Texas Finance Code, as amended, (the “Act”) is relevant to Lender for purposes of determining the Maximum Rate, the parties elect to determine the Maximum Rate under the Act pursuant to the “weekly ceiling” from time to time in effect, as referred to and defined in §303.001-303.016 of the Act; subject, however, to any right Lender subsequently may have under applicable law to change the method of determining the Maximum Rate.

2. Accrual Method. Interest on the Indebtedness evidenced by this Note shall be computed on the basis of a THREE HUNDRED SIXTY (360) day year and shall accrue on the actual number of days elapsed for any whole or partial month in which interest is being calculated. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to the close of business on the Business Day received as provided herein.

3. Rate Change Date. The Rate will change as of the FIRST (1st) Business Day of each month.

4. Payment Schedule. Except as expressly provided herein to the contrary, all payments on this Note shall be applied in the following order of priority: (a) the payment or reimbursement of any expenses, costs or obligations (other than the outstanding principal balance hereof and interest hereon) for which either Borrower shall be obligated or Lender shall be entitled pursuant to the provisions of this Note or the other Loan Documents, (b) the payment of accrued but unpaid interest hereon, and (c) the payment of all or any portion of the principal balance hereof then outstanding hereunder, in the direct order of maturity. If a Default exists under any of the other Loan Documents, then Lender may, at the sole option of Lender, apply any such payments, at any time and from time to time, to any of the items specified in clauses (a), (b) or (c) above without regard to the order of priority otherwise specified herein and any application to the outstanding principal balance hereof may be made in either direct or inverse order of maturity. If any payment of principal or interest on this Note shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest in connection with such payment. Principal payments in the amounts set forth on the amortization schedule attached hereto as Exhibit A, plus accrued and unpaid interest thereon, shall be due and payable monthly, commencing on MAY 2, 2011, and continuing on the FIRST (1st) Business Day of each consecutive month thereafter until the Maturity Date, at which time the outstanding principal balance of this Note, together with all accrued but unpaid interest and other charges relating to the Loan, shall be due and payable. “Maturity Date” means the earliest of (i) APRIL 8, 2018, (ii) the acceleration of the Loan pursuant to the terms of the Loan Documents; or (iii) such other date as may be established by a written instrument between Borrower and Lender, from time to time.

5. Delinquency Charge and Origination Fee. To the extent permitted by law, a delinquency charge will be imposed in an amount not to exceed FIVE PERCENT (5.00%) of any payment that is more than TEN (10) days late.

6. Waivers, Consents and Covenants. Borrower, any indorser or guarantor hereof, or any other party hereto (individually an “Obligor” and collectively “Obligors”) and each of them jointly and severally: (a) waives presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other Loan Documents now or hereafter executed in connection with any obligation of Borrower to Lender; (b) consents to all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Lender of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Lender, or any indulgence shown by Lender (without notice to or further assent from any of Obligors); (c) agrees that no such action, failure to act or failure to exercise any right or remedy by Lender shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Lender of, or otherwise affect, any of Lender’s rights under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (d) agrees to pay, on demand, all costs and expenses of collection or defense of this Note or of any indorsement or guaranty hereof and/or the enforcement or defense of Lender’s rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney’s fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

7. Prepayments. Borrower shall have the right to prepay, at any time and from time to time upon FIVE (5) days prior written notice to Lender, without fee, premium or penalty (except as noted below), all or any portion of the outstanding principal balance hereof, provided, however, that (a) such prepayment shall also include any and all accrued but unpaid interest on the amount of principal being so prepaid through and including the date of prepayment, plus any other sums which have become due to Lender under the other Loan Documents on or before the date of prepayment, but which have not been fully paid and (b) any Funding Indemnification. Prepayments of principal will be applied in inverse order of maturity. “Funding Indemnification” means an amount (which shall be payable on demand by Lender) necessary to promptly compensate Lender for, and hold it harmless from, any loss, cost or expense incurred by it as a result of any payment or prepayment of any part of the Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise), including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such portion or from fees payable to terminate the deposits from which such funds were obtained. Borrower shall also pay any customary administrative fees charged by Lender in connection with the foregoing. For purposes of calculating amounts payable by Borrower to Lender hereunder, Lender shall be deemed to have funded the Loan by a matching deposit or other borrowing in the London inter bank market for a comparable amount and for a comparable period, whether or not such Loan was in fact so funded.

8. Remedies Upon Default. Whenever there is a Default under the Loan Documents (a) the entire balance outstanding hereunder and all other obligations of any Obligor to Lender (however acquired or evidenced) shall, at the option of Lender, become immediately due and payable and any obligation of Lender to permit further borrowing under this Note shall immediately cease and terminate, (b) Lender shall have all rights and remedies available to it under the Mortgage and other Loan Documents, and/or (c) to the extent permitted by law, the Rate of interest on the unpaid principal shall be increased at Lender’s discretion up to the Maximum Rate, or if none, EIGHTEEN PERCENT (18.00%) per annum (the “Maturity Rate”). The provisions herein for a Maturity Rate shall not be deemed to extend the time for any payment hereunder or to constitute a “grace period” giving Obligors a right to cure any default. At Lender’s option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of this Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Maturity Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Upon a Default, Lender is hereby authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of any Obligor (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor), which at any time shall come into the possession or custody or under the control of Lender or any of its agents, affiliates or correspondents, any and all obligations due hereunder.

9. Waiver. The failure at any time of Lender to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Lender shall be cumulative and may be pursued singly, successively or together, at the option of Lender. The acceptance by Lender of any partial payment shall not constitute a waiver of any default or of any of Lender’s rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on behalf of Lender; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Lender or the obligations of Obligors to Lender in any other respect at any other time.

10. Applicable Law, Venue and Jurisdiction. Borrower agrees that this Note shall be deemed to have been made in the State of Texas at Lender’s address indicated at the beginning of this Note and shall be governed by, and construed in accordance with, the laws of the State of Texas and is performable in the City and County of Texas indicated at the beginning of this Note (the “Venue Site”). In any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Texas or the United States courts located within the Venue Site.

11. Partial Invalidity. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

12. Binding Effect. This Note shall be binding upon and inure to the benefit of Borrower, Obligors and Lender and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Borrower or Obligors hereunder can be assigned without prior written consent of Lender.

13. Controlling Document. To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

14. Commercial Purpose. BORROWER REPRESENTS TO LENDER THAT THE PROCEEDS OF THIS LOAN ARE TO BE USED PRIMARILY FOR BUSINESS, COMMERCIAL OR AGRICULTURAL PURPOSES. BORROWER ACKNOWLEDGES HAVING READ AND UNDERSTOOD, AND AGREES TO BE BOUND BY, ALL TERMS AND CONDITIONS OF THIS NOTE.

15. Collection. If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceeding at law or in equity or in bankruptcy, receivership or other court proceedings, Borrower agrees to pay all costs of collection, including, but not limited to, court costs and reasonable attorneys’ fees.

16. Notice of Balloon Payment. At maturity (whether by acceleration or otherwise), Borrower must repay the entire principal balance of this Note and unpaid interest then due. Lender is under no obligation to refinance the outstanding principal balance of this Note (if any) at that time. Borrower will, therefore, be required to make payment out of other assets Borrower may own; or Borrower will have to find a lender willing to lend Borrower the money at prevailing market rates, which may be higher than the interest rate on the outstanding principal balance of this Note. If Obligors have guaranteed payment of this Note, Obligors may be required to perform under such guaranty.

17. Waiver of Jury Trial. BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF THIS NOTE OR ANY OF THE LOAN DOCUMENTS OR THE ACTS OR FAILURE TO ACT OF OR BY LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS NOTE OR THE OTHER LOAN DOCUMENTS.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

EXECUTED as of the date first written above. BORROWER:	ADDRESS:
G&E HC REIT II MUSKOGEE LTACH, LLC, a Delaware limited liability company	1551 N. Tustin Avenue, Suite 200 Santa Ana, CA, 92705

By: /s/ Shannon K S Johnson
Printed Name: Shannon K S Johnson
Title: Authorized Signatory